THIRD AMENDMENT
TO
AMENDED AND RESTATED MANAGEMENT AGREEMENT

This Third Amendment to the Amended and Restated Management Agreement is dated as of February 24, 2011 (this “Amendment”) and is by and among Resource Capital Corp., a Maryland corporation (the “Company”), Resource Capital Manager, Inc., a Delaware corporation (the “Manager”), and Resource America, Inc., a Delaware corporation (“Resource America”).

W I T N E S S E T H:

WHEREAS, the Company, the Manager and Resource America are parties to that certain Amended and Restated Management Agreement dated as of June 30, 2008 (the “Agreement”), as amended on October 16, 2009 (the “First Amendment”) and August 17, 2010 (the “Second Amendment”);

WHEREAS, Section 21 of the Agreement provides that the Agreement may only be amended by an agreement in writing signed by the parties to the Agreement;

WHEREAS, the Company has requested that the Manager and Resource America agree to amend the Agreement in certain respects as set forth herein and the Manager and Resource America are agreeable to the same, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

Section 1. Amendment to Section 8 of the Agreement

The following Section 8(k) is hereby added to the Agreement:

(k)           In addition to the compensation set forth above in this Section 8, the Company shall pay Apidos Capital Management, LLC (an affiliate of the Manager) such fees as are set forth in that certain Services Agreement dated as of February 24, 2011, among Resource Capital Asset Management, LLC (a subsidiary of the Company) and Apidos Capital Management, LLC.

Section 2. Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                                                       RESOURCE CAPITAL CORP.

By:
Name: David J. Bryant
Title:   Senior Vice President and ChiefFinancial Officer

                                     RESOURCE CAPITAL MANAGER, INC.

By:
Name:  Michael S. Yecies
Title:     Senior Vice President, Chief Legal
                     Officer and Secretary

                              RESOURCE AMERICA, INC.

By:
Name:  Jeffrey F. Brotman
Title:     Executive Vice President